Exhibit 4.12
CONFIDENTIAL

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Addendum for 300mm RFSOI, PDSOI, Silicon Photonics, and FD Products
to Materials Supply Agreement, dated April 25, 2017

This Addendum for 300mm RFSOI, PDSOI, Silicon Photonics and FD Products to GLOBALFOUNDRIES’ contract number 00037735.0 (the “2023-2024 Mixed Product Addendum”) to the Materials Supply Agreement, dated April 25, 2017, GLOBALFOUNDRIES contract number 00037735.0, and as amended (the “Agreement”) is effective as of the date of last signature (the “Commencement Date”) by and between GLOBALFOUNDRIES U.S. Inc., a corporation organized under the laws of the State of Delaware, with its principal place of business at 400 Stonebreak Road Extension, Malta, NY 12020, USA (“GF”) and SOITEC S.A., a Societe Anonyme organized under the laws of France with its principal office at Parc Technologique des Fontaines, Bernin 38926 Crolles Cedex (the “Supplier”). Both GF and Supplier are referenced herein as a Party or the Parties, as the case may be.

WHEREAS, the Parties have entered into the 2023 Addendum for FDSOI Products to Materials Supply Agreement, dated April 25, 2017, on November 28, 2022 (the “2023 FD Addendum”), with a termination date of [***] (the “FD Term”)

WHEREAS, the Parties have entered into the Addendum for 300mm RSOI, PDSOI & Silicon Photonics Products to Materials Supply Agreement, dated April 1, 2017, on [***] (the “2021 Addendum”), with a termination date of December 31, 2023 (the “2021 Addendum Term”)

WHEREAS, the Parties acknowledge that they wish to enter into a purchase and supply arrangement for 300mm RFSOI, PDSOI, and Silicon Photonics products (together referred to as the “300mm Products”,) and FD products (the “FD Product”)as itemized in Table 1, below, and based upon agreed upon applicable Product Specifications (as defined below), for the volumes and prices, set forth herein, during the Term (as defined below) of this 2023-2024 Mixed Product Addendum;

WHEREAS, GF and GF’s Affiliates (together, the “GF Parties”, or if only one, the “GF Party”) wish to purchase the 300mm Products and the FD Product (collectively referred to as the “Products”) from Supplier, and Supplier wishes to sell the Products to GF based upon the terms and provisions set forth in the Agreement and this 2023-2024 Mixed Product Addendum;

WHEREAS, as set forth in this 2023-2024 Mixed Product Addendum, Supplier’s Affiliate, Soitec Microelectronics Singapore Pte. Ltd, located at 81 Pasir Ris Industrial Drive 1, Singapore 518220 (“Supplier Singapore”, and together Supplier and Supplier Singapore are referred to as the “Supplier Group”), will participate in the supply of Products to GF Parties, as more specifically set forth, below.

NOW THEREFORE, in consideration of the mutual covenants, rights and obligations set forth herein and, in the Agreement, the receipt and sufficiency of which each Party hereby

Exhibit 4.12
CONFIDENTIAL

acknowledges, the Parties intending to be legally bound, and the Parties hereby agree as follows:

1. Introduction:

a.All capitalized terms in this 2023-2024 Mixed Product Addendum shall have the same meaning as set forth in the Agreement, unless otherwise defined in this 2023-2024 Mixed Product Addendum.

b.Where the context so admits or requires, references to the plural in any defined term herein shall include the singular and vice versa.

c.For the avoidance of doubt, the Parties agree that this 2023-2024 Mixed Product Addendum is hereby incorporated into the Agreement. Subject to Section 1(a) of the Agreement, in the event of any conflict between the terms of this 2023-2024 Mixed Product Addendum and the Agreement, terms of this 20223-2024 Mixed Product Addendum shall control. For the avoidance of doubt, to the extent this 2023-2024 Mixed Product Addendum remains silent on a topic or matter, then the Agreement shall apply.

d.The GF Parties and Supplier Group have entered into various product purchase addenda [***] (collectively referred to as the “Product Purchase Addenda”). Such Product Purchase Addenda [***] set forth in this 2023-2024 Mixed Product Addendum; and in the event of any conflict between the terms of this 2023-2024 Mixed Product Addendum and such Product Purchase Addenda, the terms of this 2023-2024 Mixed Product Addendum shall control.
e.[***], this 2023-2024 Mixed Product Addendum [***] 2021 Addendum or the 2023 FD Addendum; and such 2021 Addendum and 2023 FD Addendum remain in effect until [***]. This 2023-2024 Mixed Product Addendum shall apply to the [***] Volumes (defined below) ordered by GF Parties ,to be delivered by Supplier, pursuant to [***] after the Commencement Date.

2. Term and Termination of the 2023-2024 Mixed Product Addendum:

This 2023-2024 Mixed Product Addendum shall commence on the Commencement Date and shall remain in effect [***] (the “Term”), unless otherwise terminated as set forth in the Agreement.

3. Products and Product Specifications:

a.The Product(s) to be purchased by GF Parties and sold by the Supplier Group, pursuant to this 2023-2024 Mixed Product , are listed in Table 1, below; and the term “Product(s)”

Exhibit 4.12
CONFIDENTIAL

used in this 2023-2024 Mixed Product Addendum shall mean the product items listed in Table 1.
b.The applicable Products specification(s) for each of the Products is identified in Exhibit A, by a Product specification number (each a “Product Specification”); and each such Product Specification correlates to a corresponding GF part number, as itemized in Table 1, below.

Table 1- Products for 2023-2024 Mixed Product Addendum

300mm Products	Program	Products (GF PN)
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
FD Products	Program	Products (GF PN)
[***]	[***]	[***]
	[***]	[***]

c.[***] for the Products purchased and delivered to GF and applicable GF Parties pursuant to this 2023-2024 Mixed Product Addendum [***].

4.Pricing, Volumes, Purchase Orders, and [***] Volumes:

a.The price for each Product is set forth in Table 2, below (each a “Price”).

Table–2 - Product Price per wafer (US $) & [***] Volumes for Products

300mm Products	Product	Price/wafer	[***] Volumes
[***]	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Exhibit 4.12
CONFIDENTIAL

FD Products	Product	Price/wafer	[***] Volumes
[***]	[***] [***]	[***]	[***]
b. GF and each applicable GF Party shall order from Supplier Group the volumes of each Product specified in Table 2 (above), for the [***]) (the “[***]Volumes”); for delivery and purchase from Suppler from the Commencement Date through [***], as more fully described in [***] and GF and each applicable GF Party [***] Volumes, at the Price(s) set forth in Table 2 (above), within [***] of the Commencement Date. For the avoidance of doubt, the [***] issued by GF’s Affiliates shall be subject to the terms of the Agreement and this 2023-2024 Mixed Product Addendum.

c.The [***] for the FD Products, [***], is as set forth in Table 3, below (the “[***]”).

Table 3 [***] for FD [***] Volumes

GF Part No. for FD Product	[***]	Percentage of [***] Volume of FD Product
[***]	[***]	[***]
[***]	[***]	[***]
d.Within [***] of receipt of the [***], Supplier and/or Supplier Singapore, as applicable, will [***], and the relevant [***] for Products delivered [***] collectively referred to as the [***]. [***] shall be followed for each [***] and the Parties further agree that the volume of Products ordered by the GF Parties, [***] and applicable [***] (x) are [***] and (y) Supplier shall deliver [***] to the corresponding [***] in the [***] in the [***].
e.[***] in the Agreement [***], the Parties agree that [***] to this 2023-2024 Mixed Product Addendum.

f.The Parties agree that [***] for Products purchased under this 2023-2024 Mixed Product Addendum; in all other respects, [***] to the correlating Products purchased and supplied hereunder:

i.For the Product Purchase Addendum between GLOBALFOUNDRIES Dresden Module One LLC & Co. KG and Soitec S.A., with a Commencement Date [***] (the “GF Dresden PPA”), the following provisions [***]: Sections [***].

ii.For the Product Purchase Addendum between GLOBALFOUNDRIES Singapore Pte. Ltd (“GF Singapore”) and Soitec Microelectronics Singapore Pte. Ltd, with [***] (the “SG PPA”): (x) [***], this 2023-2024 Mixed Product Addendum shall also be deemed to be referenced and [***]; and (y) the following provisions [***]: Sections [***] and the [***] Section [***].

iii.For the Product Purchase Addendum between GLOBALFOUNDRIES US Inc. and Soitec S.A., with [***] (the “US PPA”), the following provisions [***]: Sections [***]

Exhibit 4.12
CONFIDENTIAL

g.With reference to the [***]” provisions that are provided for in [***] for purposes of [***] the following “[***]” provision shall [***] such Product Purchase Addendum:

“If the applicable GF Parties do not [***] Product(s) [***] after such Products were [***], the [***] for such Products [***] to be the [***] and [***] the Products will [***] the applicable GF Parties [***] (the “[***]”). The applicable GF Parties will then [***] terms for [***], which have [***].”

5.[***]: In the event the GF Parties [***] of (by [***] set forth in Section [***]) and [***] for all the [***] Volumes, then Supplier will [***]”) upon such [***]. Such [***] will be [***] for [***] to Supplier.

        [the balance of the page intentionally left blank]

Exhibit 4.12
CONFIDENTIAL

IN WITNESS WHEREOF, the Parties hereto have executed this 2023-2024 Mixed Product Addendum to the Materials Supply Agreement, effective as of the Commencement Date.

GLOBALFOUNDRIES U.S. Inc.                SOITEC S.A.
“GF”                                “Supplier”

/s/ Roger Kao	/s/ Peirre Barnabe
Authorized Signature	Authorized Signature

Roger Kao	Peirre Barnabe
Print Name	Print Name

VP Procurement	CEO
Title	Title

GlobalFoundries Dresden Module One LLC & Co KG
“GF Dresden”

__/s/ Yvonne Keil____________________________
Authorized Signature & Company Seal (if applicable)

__Yvonne Keil______________________________
Print Name

_Sr. Director Procurement_____________________
Title

__________________________________________

Date

Exhibit 4.12
CONFIDENTIAL

EXHIBIT A
Product Specifications

Technology	Program	Products ( GF PN)	Specs*
[***]	[***]	[***]	[***]
		[***]	[***]
		[***]	[***]
	[***]	[***]	[***]
		[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]
		[***]	[***]
	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]	[***]
[***]	[***]	[***]	[***]